Exhibit 99.2

 June 2019  Legacy Reserves Overview

 This presentation shall not constitute an offer, nor a solicitation of an offer, of the sale or purchase of any securities or any of the businesses or assets described herein, nor shall any securities of Legacy Reserves Inc. (“Legacy”) be offered or sold, in any jurisdiction in which such an offer, solicitation or sale would be unlawful.Forward-Looking InformationThis presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the evaluation of financial, transactional, and other strategic alternatives, the expected future growth and dividends of Legacy, and plans and objectives of management for future operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Legacy expects, believes or anticipates will or may occur in the future, are forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “projects,” “believes,” “seeks,” “schedules,” “estimated,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties, factors and risks, many of which are outside the control of Legacy, which could cause results to differ materially from those expected by management of Legacy. Such risks and uncertainties include, but are not limited to, the structure and timing of any financial, transactional or other strategic alternative and whether any such financial, transaction or other strategic alternative will be completed; realized oil and natural gas prices; production volumes, lease operating expenses, general and administrative costs and finding and development costs; future operating results; and the factors set forth under the heading “Risk Factors” in Legacy’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including Legacy’s Annual Report on Form 10‑K, Quarterly Reports on Form 10-Q and Current Reports on Form 8‑K. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Unless legally required, Legacy undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.Reserve EstimatesThe SEC permits oil and natural gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms. Legacy discloses proved reserves but does not disclose probable or possible reserves. “Proved reserves” are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. Legacy may use terms in this presentation that the SEC’s guidelines strictly prohibit in SEC filings, such as defining proved, probable and possible reserves that meet Legacy’s technical criteria to be considered reserves but have not been determined to meet SEC criteria. These broader classifications do not constitute reserves as defined by the SEC. Estimates of such broader classification of volumes are by their nature more speculative than estimates of proved, probable and possible reserves as used in SEC filings and, accordingly, are subject to substantially greater uncertainty of being actually realized. You should not assume that such terms are comparable to proved, probable and possible reserves or represent estimates of future production from properties or are indicative of expected future resource recovery. Actual locations drilled and quantities that may be ultimately recovered will likely differ substantially from these estimates. Factors affecting ultimate recovery include the scope of Legacy’s actual drilling program, availability of capital, drilling and production costs, commodity prices, availability of drilling services and equipment, actual encountered geological conditions, lease expirations, transportation constraints, regulatory approvals, field spacing rules, actual drilling results and recoveries of oil and natural gas in place, and other factors. These estimates may change significantly as the development of properties provides additional data.Reserve engineering is a complex and subjective process of estimating underground accumulations of oil and natural gas that cannot be measured in an exact way and the accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Readers are also urged to consider closely the disclosure relating to “Risk Factors” in the Annual Report and subsequent filings with the SEC by Legacy, which are available from Legacy’s website at www.legacyreserves.com or on the SEC’s website at www.sec.gov, for a discussion of the risks and uncertainties involved in the process of estimating reserves.Identified Drilling LocationsLegacy’s estimates of gross identified potential drilling locations (as used herein, “locations”, or “gross locations”) are prepared internally by Legacy’s engineers, geologists and management and are based upon a number of assumptions inherent in the estimates process. Management, with the assistance of Legacy’s engineers and other professionals, as necessary, conducts a topographical analysis of Legacy’s unproved prospective acreage to identify potential well pad locations. Legacy’s engineers and geologists then apply well spacing assumptions based on industry activity in analogous regions. Non-GAAP MeasuresLegacy’s management uses PV-10, ULFCF, Pre-Hedge, Pre-G&A EBITDA and other adjusted EBITDA measures as tools to provide additional information and a metric relative to the performance of Legacy’s business. Legacy’s management believes that these measures are useful to investors because these measures are used by many companies in the industry as a measure of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of Legacy from period to period and to compare it with the performance of our peers. These non-GAAP measures may not be comparable to a similarly titled measure of such peers because all entities may not calculate these non-GAAP measures in the same manner. These non-GAAP measures should not be considered as an alternative to GAAP measures, such as net income, operating income, cash flow from operating activities or any other GAAP measure of financial or operational performance.  Disclaimer  2

     Company Forecast2-Rig Case  3  Operated Rig Count by Area  Production by Area (Mboed)  _____________________________________Midstream Pre-G&A EBITDA and Capex of $13M, $14M, $13M, $12M, $11, and $2M, $1M, $1M, $1M, $1M in 2019, 2020, 2021, 2022, and 2023, respectivelyDefined as Pre-Hedge, Pre-G&A EBITDA - G&A + Hedge Gains/(Losses) – Capex.  Pre-Hedge, Pre-G&A EBITDA(1)  Capex(1)  ($ in millions)  ULFCF(2)            Central Midland    RTF Beach    S. Midland  Midland Basin    San Andres    East Texas - Shelby      Lea    Alpine High  Delaware Basin  Central Basin  East Texas      PDP  PDP / Appraisal    Appraisal      Midstream  G&A  Midstream / Other   East Texas developed as required to hold leases

 Internal Reserve Report Summary2-Rig Case  4  ($ in millions)

     Company Forecast1-Rig Case  5  Operated Rig Count by Area  Production by Area (Mboed)  _____________________________________Midstream Pre-G&A EBITDA and Capex of $13M, $14M, $13M, $12M, $11, and $2M, $1M, $1M, $1M, $1M in 2019, 2020, 2021, 2022, and 2023, respectivelyDefined as Pre-Hedge, Pre-G&A EBITDA - G&A + Hedge Gains/(Losses) – Capex.  Pre-Hedge, Pre-G&A EBITDA(1)  Capex(1)  ($ in millions)  ULFCF(2)            Central Midland    RTF Beach    S. Midland  Midland Basin    San Andres    East Texas - Shelby      Lea    Alpine High  Delaware Basin  Central Basin  East Texas      PDP  PDP / Appraisal    Appraisal      Midstream  G&A  Midstream / Other

 Internal Reserve Report Summary1-Rig Case  6  ($ in millions)

     Company ForecastNo Rigs to 2-Rig Case  7  Operated Rig Count by Area  Production by Area (Mboed)  _____________________________________Midstream Pre-G&A EBITDA and Capex of $13M, $14M, $13M, $12M, $11, and $2M, $1M, $1M, $1M, $1M in 2019, 2020, 2021, 2022, and 2023, respectivelyDefined as Pre-Hedge, Pre-G&A EBITDA - G&A + Hedge Gains/(Losses) – Capex.  Pre-Hedge, Pre-G&A EBITDA(1)  Capex(1)  ($ in millions)  ULFCF(2)            Central Midland    RTF Beach    S. Midland  Midland Basin    San Andres    East Texas - Shelby      Lea    Alpine High  Delaware Basin  Central Basin  East Texas      PDP  PDP / Appraisal    Appraisal      Midstream  G&A  Midstream / Other

 Draft 13 Week Cash Flow ForecastAs of June 5, 2019  8

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